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                                                                  Exhibit 23(ii)

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use in the Prospectus constituting Part I of this Registration Statement on Form SB-2 of First Reliance Bancshares, Inc. of our report dated February 1, 2002, relating to the financial statements of First Reliance Bank, which appears in such Prospectus. We also consent to the reference to our firm in the Prospectus under the heading "Experts."

/s/TOURVILLE, SIMPSON & CASKEY LLP


Columbia, South Carolina
November 6, 2002